[Integrys Energy Group, Inc. logo]

Integrys Energy Group, Inc.

Third Quarter 2011 Earnings

Released November 2, 2011

Contents

Pages
News Release	5
Condensed Consolidated Statements of Income	1
Condensed Consolidated Balance Sheets	1
Condensed Consolidated Statements of Cash Flows	1
Diluted Earnings Per Share Information – Non-GAAP Financial Information	1
Non-GAAP Financial Information Reported by Segment	4
Adjusted Earnings Variance Drivers – By Segment	2
Diluted Earnings Per Share Guidance Information	1
Supplemental Quarterly Financial Highlights	3

[Integrys Energy Group, Inc. logo]

NEWS RELEASE

For Immediate Release
November 2, 2011
	Contact:	Steven P. Eschbach, CFA
Vice President – Investor Relations
Integrys Energy Group, Inc.
(312) 228-5408

Integrys Energy Group, Inc. Reports Improved Third Quarter 2011 Earnings
2011 Diluted EPS – Adjusted Guidance Range Narrowed to $3.33 to $3.47

Chicago –November 2, 2011 – Integrys Energy Group, Inc. (NYSE: TEG) today reported earnings on a Generally Accepted Accounting Principles (GAAP) basis and an adjusted basis as follows:

	Quarter Ended September 30
	2011	2010
GAAP earnings (millions)	$36.9	$20.4
GAAP diluted earnings per share	$0.47	$0.26
Adjusted earnings (millions) *	$34.0	$27.5
Diluted earnings per share – adjusted *	$0.43	$0.35

Adjusted earnings exclude the effects of certain items that are not comparable from one period to the next.

The primary drivers of the increase in adjusted earnings were an overall decrease in operating expenses and higher margins in the retail electric markets in which Integrys Energy Services continues to operate.

Operating expenses were lower due to a continuing effort to control costs, as well as decreases in stock-based compensation expense driven by changes in the fair value of certain plans.

Integrys Energy Services’ retail electric markets had positive results driven by higher unit margins and sales volumes resulting from the change in pricing and customer mix that was implemented as part of its strategy change.

Partially offsetting the increase in adjusted earnings was a decrease in regulated electric utility margins. Differences between the current Wisconsin Public Service rate order and the previous rate order drove the decrease.

_________________________________
* This news release includes non-GAAP financial measures.  Schedules that provide details on these measures and reconcile these measures to the most comparable GAAP figures are included with this news release.

Integrys Energy Group, Inc. Reports
Third Quarter 2011 Financial Results
November 2, 2011

"Our favorable results this year compared with last year are a reflection of the continued successful execution of our strategy," said Charles A. Schrock, Chairman, President and Chief Executive Officer of Integrys Energy Group.

 EARNINGS FORECAST

Integrys Energy Group’s guidance range for 2011 diluted earnings per share on a GAAP basis was narrowed to between $3.27 and $3.41.  This guidance assumes operational improvements, the availability of generation units, and normal weather conditions for the rest of 2011.

The company’s guidance range for 2011 diluted earnings per share – adjusted was similarly narrowed to between $3.33 and $3.47.

SUPPLEMENTAL DATA PACKAGE

A supplemental data package has been posted on Integrys Energy Group’s website.  It includes this news release, as well as financial statements, non-GAAP financial information, guidance information for diluted earnings per share, and quarterly financial information by reportable segment.

CONFERENCE CALL

An earnings conference call is scheduled for 8 a.m. Central time on Thursday, November 3, 2011.   The call can be accessed 15 minutes prior to the scheduled start time by dialing 888-788-9425.  Callers will be required to supply EARNINGS as the passcode and MR. STEVEN ESCHBACH as the leader.  A replay of the conference call will be available through
February 27, 2012, by dialing 888-568-0145.

Investors may also listen to the live conference or a replay on Integrys Energy Group’s website at http://www.integrysgroup.com/investor/presentations.aspx.

PowerPoint slides will be posted on the website and will be referred to within the prepared remarks during the call.  The slides will be available at 6 a.m. Central time on November 3.

Integrys Energy Group, Inc. Reports
Third Quarter 2011 Financial Results
November 2, 2011

FORWARD-LOOKING STATEMENTS

Financial results in this news release are unaudited.  In this news release, Integrys Energy Group makes statements concerning expectations, beliefs, plans, objectives, goals, strategies, and future events or performance.  Such statements are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements are subject to assumptions and uncertainties; therefore, actual results may differ materially from those expressed or implied by such forward-looking statements.  Although Integrys Energy Group believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that such statements will prove correct.

Forward-looking statements include, among other things, statements concerning management's expectations and projections regarding earnings, regulatory matters, fuel and natural gas costs, sources of electric energy supply, coal and natural gas deliveries, remediation costs, environmental expenditures, liquidity and capital resources, trends, estimates, completion of construction projects, and other matters.

Forward-looking statements involve a number of risks and uncertainties.  Some risks that could cause results to differ from any forward-looking statement include those described in Item 1A of Integrys Energy Group’s Annual Report on Form 10-K for the year ended December 31, 2010, as may be amended or supplemented in Quarterly Reports on Form 10-Q.  Other risks and uncertainties include, but are not limited to:

●	Resolution of pending and future rate cases and negotiations (including the recovery of deferred costs) and other regulatory decisions impacting the regulated businesses;
●
The individual and cumulative impact of recent and future federal and state regulatory changes, including legislative and regulatory initiatives regarding deregulation and restructuring of the electric and natural gas utility industries; financial reform; health care reform; changes in environmental and other regulations, including but not limited to, greenhouse gas emissions, other environmental regulations impacting coal-fired generation facilities, energy efficiency mandates, renewable energy standards, and reliability standards; and changes in tax and other laws and regulations to which Integrys Energy Group and its subsidiaries are subject;

●
Current and future litigation and regulatory proceedings, enforcement actions or inquiries, including but not limited to, manufactured gas plant site cleanup, third-party intervention in permitting and licensing projects, compliance with Clean Air Act requirements at generation plants, and prudence and reconciliation of costs recovered in revenues through automatic gas cost recovery mechanisms;

●	The impacts of changing financial market conditions, credit ratings, and interest rates on the liquidity and financing efforts of Integrys Energy Group and its subsidiaries;

Integrys Energy Group, Inc. Reports
Third Quarter 2011 Financial Results
November 2, 2011

●
The risks associated with changing commodity prices (particularly natural gas and electricity) and the available sources of fuel, natural gas, and purchased power, including their impact on margins, working capital, and liquidity requirements;

●	Resolution of audits or other tax disputes with the United States Internal Revenue Service and various state, local, and Canadian revenue agencies;
●	The effects, extent, and timing of additional competition or regulation in the markets in which Integrys Energy Group’s subsidiaries operate;
●	The retention of market-based rate authority;
●	The risk associated with the value of goodwill or other intangible assets and their possible impairment;
●	Investment performance of employee benefit plan assets, including actuarial assumptions, and the related impact on future funding requirements;
●	Changes in technology, particularly with respect to new, developing, or alternative sources of generation;
●
Effects of and changes in political and legal developments, as well as economic conditions and the related impact on customer demand, including the ability to attract and retain customers for Integrys Energy Services and to adequately forecast energy usage for all of Integrys Energy Group’s customers;

●	Potential business strategies, including mergers, acquisitions, and construction or disposition of assets or businesses, which cannot be assured to be completed timely or within budgets;
●	The direct or indirect effects of terrorist incidents, natural disasters, or responses to such events;
●
The effectiveness of risk management strategies, the use of financial and derivative instruments, and the ability to recover costs from customers in rates associated with the use of those strategies and financial and derivative instruments;

●
The risk of financial loss, including increases in bad debt expense, associated with the inability of Integrys Energy Group’s and its subsidiaries’ counterparties, affiliates, and customers to meet their obligations;

●	Customer usage, weather, and other natural phenomena;
●	The use of tax credit and loss carryforwards;
●	Contributions to earnings by non-consolidated equity method and other investments, which may vary from projections;
●	The effect of accounting pronouncements issued periodically by standard-setting bodies; and
●	Other factors discussed in Integrys Energy Group’s 2010 Annual Report on Form 10-K and in other reports filed from time to time with the United States Securities and Exchange Commission.

Integrys Energy Group, Inc. Reports
Third Quarter 2011 Financial Results
November 2, 2011

Except to the extent required by the federal securities laws, Integrys Energy Group undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

About Integrys Energy Group, Inc.

Integrys Energy Group is a diversified energy holding company with regulated electric and natural gas utility operations (serving customers in Illinois, Michigan, Minnesota, and Wisconsin), nonregulated energy operations, and an approximate 34% equity ownership interest in American Transmission Company (a federally regulated electric transmission company operating in Wisconsin, Michigan, Minnesota, and Illinois).

More information is available at www.integrysgroup.com.

-- Unaudited Financial Statements to Follow --

INTEGRYS ENERGY GROUP, INC.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)	Three Months Ended		Nine Months Ended
	September 30		September 30
(Millions, except per share data)	2011	2010	2011	2010

Utility revenues	$596.2	$598.6	$2,435.7	$2,466.0
Nonregulated revenues	342.5	399.3	1,140.9	1,450.1
Total revenues	938.7	997.9	3,576.6	3,916.1

Utility cost of fuel, natural gas, and purchased power	245.7	232.1	1,211.6	1,224.5
Nonregulated cost of fuel, natural gas, and purchased power	294.2	338.0	989.2	1,293.1
Operating and maintenance expense	241.8	254.2	765.7	764.6
Impairment losses on property, plant, and equipment	-	43.2	-	43.2
Restructuring expense	-	(0.3)	2.0	8.9
Net (gain) loss on Integrys Energy Services' dispositions related to strategy change	-	(0.2)	(0.2)	14.6
Depreciation and amortization expense	62.4	69.0	186.9	200.9
Taxes other than income taxes	23.8	22.7	74.4	71.5
Operating income	70.8	39.2	347.0	294.8

Miscellaneous income	20.9	26.3	63.7	71.1
Interest expense	(31.4)	(35.2)	(98.4)	(111.2)
Other expense	(10.5)	(8.9)	(34.7)	(40.1)

Income before taxes	60.3	30.3	312.3	254.7
Provision for income taxes	22.7	9.2	120.5	103.6
Net income from continuing operations	37.6	21.1	191.8	151.1

Discontinued operations, net of tax	-	-	(0.8)	0.1
Net income	37.6	21.1	191.0	151.2

Preferred stock dividends of subsidiary	(0.7)	(0.7)	(2.3)	(2.3)
Noncontrolling interest in subsidiaries	-	-	-	0.3
Net income attributed to common shareholders	$36.9	$20.4	$188.7	$149.2

Average shares of common stock
Basic	78.7	77.7	78.6	77.3
Diluted	79.2	78.1	78.9	77.8

Earnings (loss) per common share (basic)
Net income from continuing operations	$0.47	$0.26	$2.41	$1.93
Discontinued operations, net of tax	-	-	(0.01)	-
Earnings per common share (basic)	$0.47	$0.26	$2.40	$1.93

Earnings (loss) per common share (diluted)
Net income from continuing operations	$0.47	$0.26	$2.40	$1.92
Discontinued operations, net of tax	-	-	(0.01)	-
Earnings per common share (diluted)	$0.47	$0.26	$2.39	$1.92

Dividends per common share declared	$0.68	$0.68	$2.04	$2.04

INTEGRYS ENERGY GROUP, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)	September 30	December 31
(Millions)	2011	2010

Assets
Cash and cash equivalents	$27.3	$179.0
Collateral on deposit	43.2	33.3
Accounts receivable and accrued unbilled revenues, net of reserves of $47.5 and $41.9, respectively	520.9	832.1
Inventories	308.7	247.9
Assets from risk management activities	181.5	236.9
Regulatory assets	80.9	117.9
Deferred income taxes	68.0	67.7
Prepaid taxes	265.0	269.9
Other current assets	72.5	65.7
Current assets	1,568.0	2,050.4

Property, plant, and equipment, net of accumulated depreciation of $2,997.6 and $2,900.2, respectively	5,063.3	5,013.4
Regulatory assets	1,473.0	1,495.1
Assets from risk management activities	71.9	89.4
Goodwill	658.4	642.5
Other long-term assets	582.3	526.0
Total assets	$9,416.9	$9,816.8

Liabilities and Equity
Short-term debt	$240.2	$10.0
Current portion of long-term debt	0.9	476.9
Accounts payable	386.7	453.0
Liabilities from risk management activities	215.9	289.6
Accrued taxes	60.0	90.2
Regulatory liabilities	44.1	75.7
Other current liabilities	238.5	262.4
Current liabilities	1,186.3	1,657.8

Long-term debt	2,080.7	2,161.6
Deferred income taxes	1,031.1	860.5
Deferred investment tax credits	44.6	45.2
Regulatory liabilities	343.3	316.2
Environmental remediation liabilities	628.2	643.9
Pension and other postretirement benefit obligations	531.7	603.4
Liabilities from risk management activities	80.4	99.7
Asset retirement obligations	334.0	320.9
Other long-term liabilities	138.2	150.6
Long-term liabilities	5,212.2	5,202.0

Commitments and contingencies

Common stock - $1 par value; 200,000,000 shares authorized; 78,287,906 shares issued; 77,913,759 shares outstanding	78.3	77.8
Additional paid-in capital	2,562.5	2,540.4
Retained earnings	380.1	350.8
Accumulated other comprehensive loss	(37.1)	(44.7)
Shares in deferred compensation trust	(16.6)	(18.5)
Total common shareholders' equity	2,967.2	2,905.8

Preferred stock of subsidiary - $100 par value; 1,000,000 shares authorized; 511,882 shares issued; 510,495 shares outstanding	51.1	51.1
Noncontrolling interest in subsidiaries	0.1	0.1
Total liabilities and equity	$9,416.9	$9,816.8

INTEGRYS ENERGY GROUP, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)	Nine Months Ended
	September 30
(Millions)	2011	2010
Operating Activities
Net income	$191.0	$151.2
Adjustments to reconcile net income to net cash provided by operating activities
Discontinued operations, net of tax	0.8	(0.1)
Impairment losses on property, plant, and equipment	-	43.2
Depreciation and amortization expense	186.9	200.9
Recoveries and refunds of regulatory assets and liabilities	42.8	20.1
Net unrealized gains on nonregulated energy contracts	(15.5)	(44.3)
Bad debt expense	27.3	32.7
Pension and other postretirement expense	54.3	50.7
Pension and other postretirement contributions	(109.7)	(64.9)
Deferred income taxes and investment tax credits	155.8	53.9
(Gain) loss on sale of assets	(1.6)	12.5
Equity income, net of dividends	(11.2)	(10.3)
Other	26.4	28.8
Changes in working capital
Collateral on deposit	(9.8)	149.7
Accounts receivable and accrued unbilled revenues	295.6	440.8
Inventories	(61.3)	(25.2)
Other current assets	6.0	0.1
Accounts payable	(56.2)	(118.4)
Other current liabilities	(88.1)	(145.7)
Net cash provided by operating activities	633.5	775.7

Investing Activities
Capital expenditures	(204.4)	(187.1)
Proceeds from the sale or disposal of assets	5.6	64.1
Capital contributions to equity method investments	(25.6)	(5.1)
Acquisition of compressed natural gas fueling companies, net of cash acquired	(42.6)	-
Other	(0.8)	0.2
Net cash used for investing activities	(267.8)	(127.9)

Financing Activities
Short-term debt, net	240.2	(162.6)
Redemption of notes payable	(10.0)	-
Proceeds from sale of borrowed natural gas	-	21.9
Purchase of natural gas to repay natural gas loans	-	(6.5)
Repayment of long-term debt	(556.2)	(116.1)
Payment of dividends
Preferred stock of subsidiary	(2.3)	(2.3)
Common stock	(153.4)	(139.3)
Issuance of common stock	4.9	26.2
Payments made on derivative contracts related to divestitures classified as financing activities	(29.3)	(138.2)
Other	(11.6)	(10.2)
Net cash used for financing activities	(517.7)	(527.1)

Change in cash and cash equivalents - continuing operations	(152.0)	120.7
Change in cash and cash equivalents - discontinued operations
Net cash provided by investing activities	0.3	0.1
Net change in cash and cash equivalents	(151.7)	120.8
Cash and cash equivalents at beginning of period	179.0	44.5
Cash and cash equivalents at end of period	$27.3	$165.3

Integrys Energy Group, Inc.

Diluted Earnings Per Share Information – Non-GAAP Financial Information

Non-GAAP Financial Information

We prepare financial statements in accordance with accounting principles generally accepted in the United States (GAAP).  In addition, we disclose and discuss diluted earnings per share (EPS) – adjusted and adjusted earnings (loss), which are non-GAAP measures.  Management uses these measures in its internal performance reporting and for reports to the Board of Directors.  We disclose these measures in our quarterly earnings releases, on investor conference calls, and during investor conferences and related events.  Management believes that diluted EPS – adjusted and adjusted earnings (loss) are useful measures for providing investors with additional insight into our operating performance.  These measures allow investors to better compare our financial results from period to period, as they eliminate the effects of certain items that are not comparable.  This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in conformance with GAAP.

Actual Quarter and Year-to-Date Results for Periods Ended September 30, 2011 and 2010

	Three Months Ended September 30		Nine Months Ended September 30
	2011	2010	2011	2010
Diluted EPS	$0.47	$0.26	$2.39	$1.92

Special Items (net of taxes):

Net noncash gains related to derivative and inventory accounting activities at Integrys Energy Services	(0.04)	(0.23)	(0.11)	(0.30)

Tax expense resulting from Michigan law change	-	- -	0.05	-

Tax expense resulting from health care reform legislation	-	-	0.02	0.15

Restructuring expense	-	-	0.02	0.07

Discontinued operations	-	--	0.01	-

Net (gain) loss on dispositions and foreign currency translation gain related to Integrys Energy Services’ strategy change	-	(0.03)	-	0.08

Settlement of Integrys Energy Services' supply contracts	-	0.02	-	0.06

Impairment losses on property, plant, and equipment	-	0.33	-	0.33

Diluted EPS – adjusted	$0.43	$0.35	$2.38	$2.31

Average Shares of Common Stock – Diluted (in millions)	79.2	78.1	78.9	77.8

Integrys Energy Group, Inc.

Non-GAAP Financial Information Reported by Segment

Net income (loss) attributed to common shareholders is adjusted by reportable segment for special items and their financial impact for the quarters ended September 30, 2011 and 2010.

September 30, 2011 (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Net income (loss) attributed to common shareholders	$(20.0)	$39.5	$12.2	$7.7	$3.2	$(5.7)	$36.9

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities at Integrys Energy Services	-	-	-	-	(3.2)	-	(3.2)
Tax expense (benefit) resulting from Michigan law change	-	-	(0.2)	-	- 1.0	0.4	0.2
Tax expense resulting from health care reform legislation	0.1	-	-	-	-	-	0.1
Adjusted earnings (loss)	$(19.9)	$39.5	$12.0	$7.7	$-	$(5.3)	$34.0

September 30, 2010 (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Net income (loss) attributed to common shareholders	$(24.4)	$45.5	$11.5	$(0.3)	$(7.2)	$(4.7)	$20.4

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities at Integrys Energy Services	-	-	-	-	(17.6)	-	(17.6)
Restructuring expense	-	(0.1)	-	-	(0.1)	-	(0.2)
Net gain on dispositions and foreign currency translation gain related to Integrys Energy Services' strategy change	-	-	-	-	(2.7)	-	(2.7)
Settlement of Integrys Energy Services' supply contracts	-	-	-	-	1.73.1	-	1.7
Impairment losses on property, plant, and equipment	-	-	-	-	25.9	-	25.9
Adjusted earnings (loss)	$(24.4)	$45.4	$11.5	$(0.3)	$-	$(4.7)	$27.5

Integrys Energy Group, Inc.

Non-GAAP Financial Information Reported by Segment

Diluted earnings per share is adjusted by reportable segment for special items and their financial impact on diluted earnings per share for the quarters ended September 30, 2011 and 2010.

September 30, 2011	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Diluted EPS	$(0.25)	$0.50	$0.15	$0.10	$0.04	$(0.07)	$0.47

Special Item (net of taxes)
Net noncash gains related to derivative and inventory accounting activities at Integrys Energy Services	-	-	-	-	(0.04)	-	(0.04)
Tax expense (benefit) resulting from Michigan law change	-	-	-	-	- 1.0	-	-
Tax expense resulting from health care reform legislation	-	-	-	-	-	-	-
Diluted EPS – adjusted	$(0.25)	$0.50	$0.15	$0.10	$-	$(0.07)	$0.43

September 30, 2010	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Diluted EPS	$(0.31)	$0.58	$0.15	$(0.01)	$(0.09)	$(0.06)	$0.26

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities at Integrys Energy Services	-	-	-	-	(0.23)	-	(0.23)
Restructuring expense	-	-	-	-	-	-	-
Net gain on dispositions and foreign currency translation gain related to Integrys Energy Services' strategy change	-	-	-	-	(0.03)	-	(0.03)
Settlement of Integrys Energy Services' supply contracts	-	-	-	-	0.02	-	0.02
Impairment losses on property, plant, and equipment	-	-	-	-	0.33	-	0.33
Diluted EPS – adjusted	$(0.31)	$0.58	$0.15	$(0.01)	$-	$(0.06)	$0.35

Integrys Energy Group, Inc.

Non-GAAP Financial Information Reported by Segment

Net income (loss) attributed to common shareholders is adjusted by reportable segment for special items and their financial impact for the nine months ended September 30, 2011 and 2010.

September 30, 2011 (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Net income (loss) attributed to common shareholders	$58.4	$82.8	$35.6	$20.5	$7.2	$(15.8)	$188.7

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities at Integrys Energy Services	-	-	-	-	(9.1)	-	(9.1)
Tax expense (benefit) resulting from Michigan law change	(0.8)	-	0.2	-	1.0	4.0	4.4
Tax expense (benefit) resulting from health care reform legislation	0.4	1.3	-	-	-	(0.1)	1.6
Restructuring expense	-	0.1	-	-	1.1	-	1.2
Discontinued operations	-	-	-	-	(0.1)	0.9	0.8
Net gain on dispositions related to Integrys Energy Services' strategy change	-	-	-	-	(0.1)	-	(0.1)
Adjusted earnings (loss)	$58.0	$84.2	$35.8	$20.5	$-	$(11.0)	$187.5

September 30, 2010 (Millions)	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Net income (loss) attributed to common shareholders	$43.6	$97.8	$34.6	$8.8	$(18.8)	$(16.8)	$149.2

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities at Integrys Energy Services	-	-	-	-	(23.5)	-	(23.5)
Tax expense resulting from health care reform legislation	6.5	4.5	-	-	-	0.8	11.8
Restructuring expense	(0.1)	(0.1)	-	-	5.5	-	5.3
Discontinued operations	-	-	-	-	(0.1)	-	(0.1)
Net loss on dispositions and foreign currency translation gain related to Integrys Energy Services' strategy change	-	-	-	-	6.2	-	6.2
Settlement of Integrys Energy Services' supply contracts	-	-	-	-	4.8	-	4.8
Impairment losses on property, plant, and equipment	-	-	-	-	25.9	-	25.9
Adjusted earnings (loss)	$50.0	$102.2	$34.6	$8.8	$-	$(16.0)	$179.6

Integrys Energy Group, Inc.

Non-GAAP Financial Information Reported by Segment

Diluted earnings per share is adjusted by reportable segment for special items and their financial impact on diluted earnings per share for the nine months ended September 30, 2011 and 2010.

September 30, 2011	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Diluted EPS	$0.74	$1.05	$0.45	$0.27	$0.08	$(0.20)	$2.39

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities at Integrys Energy Services	-	-	-	-	(0.11)	-	(0.11)
Tax expense (benefit) resulting from Michigan law change	(0.01)	-	-	-	0.01	0.05	0.05
Tax expense (benefit) resulting from health care reform legislation	-	0.02	-	-	-	-	0.02
Restructuring expense	-	-	-	-	0.02	-	0.02
Discontinued operations	-	-	-	-	-	0.01	0.01
Net gain on dispositions related to Integrys Energy Services' strategy change	-	-	-	-	-	-	-
Diluted EPS – adjusted	$0.73	$1.07	$0.45	$0.27	$-	$(0.14)	$2.38

September 30, 2010	Natural Gas Utility	Electric Utility	Electric Transmission Investment	Integrys Energy Services		Holding Company and Other	Integrys Energy Group Consolidated
				Core	Other
Diluted EPS	$0.56	$1.26	$0.44	$0.12	$(0.24)	$(0.22)	$1.92

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities at Integrys Energy Services	-	-	-	-	(0.30)	-	(0.30)
Tax expense resulting from health care reform legislation	0.08	0.06	-	-	-	0.01	0.15
Restructuring expense	-	-	-	-	0.07	-	0.07
Discontinued operations	-	-	-	-	-	-	-
Net loss on dispositions and foreign currency translation gain related to Integrys Energy Services' strategy change	-	-	-	-	0.08	-	0.08
Settlement of Integrys Energy Services' supply contracts	-	-	-	-	0.06	-	0.06
Impairment losses on property, plant, and equipment	-	-	-	-	0.33	-	0.33
Diluted EPS – adjusted	$0.64	$1.32	$0.44	$0.12	$-	$(0.21)	$2.31

Non-GAAP Adjusted Earnings Variance Drivers - By Segment
Quarter Ended September 30, 2011
(Millions)

ADJUSTED EARNINGS FOR QUARTER ENDED SEPTEMBER 30, 2010		$27.5

Variance Driver by Segment	Variance

Natural Gas Utility
Decrease in stock-based compensation expense	$2.4
Decrease in depreciation and amortization expense	1.9
Other	0.2
		4.5

Electric Utility
Decrease in margins driven by rate order differences at WPS	$(6.6)
Decrease in margins from wholesale customers	(2.4)
Decrease in employee benefit costs and stock-based compensation expense	4.9
Other	(1.8)
		(5.9)

Electric Transmission Investment
Increase in earnings from investment		0.5

Integrys Energy Services
Increase in realized retail margins	$4.6
Decrease in employee benefit costs and stock-based compensation expense	1.7
Decrease in guarantee utilization fees to holding company	1.2
Other	0.5
		8.0

Holding Company and Other
Decrease in guarantee utilization fees from Integrys Energy Services	$(1.2)
Decrease in interest expense, driven by lower long-term debt interest rates	1.3
Other	(0.7)
		(0.6)

ADJUSTED EARNINGS FOR QUARTER ENDED SEPTEMBER 30, 2011		$34.0

Non-GAAP Adjusted Earnings Variance Drivers - By Segment
Nine Months Ended September 30, 2011
(Millions)

ADJUSTED EARNINGS FOR NINE MONTHS ENDED SEPTEMBER 30, 2010		$179.6

Variance Driver by Segment	Variance

Natural Gas Utility
Increase in sales volumes, primarily due to colder weather	$6.0
Net increase due to rate orders	3.0
Decrease in depreciation and amortization expense	2.4
Decrease in stock-based compensation expense	2.2
Increase in natural gas distribution costs	(6.3)
Other	0.7
		8.0

Electric Utility
Decrease in margins driven by rate order differences at WPS	$(14.4)
Decrease in margins from wholesale customers	(4.2)
Miscellaneous tax rate differences	(3.2)
Increase in maintenance expense driven by the timing of scheduled plant outages	(2.2)
Decrease in employee benefit costs and stock-based compensation expense	6.6
Other	(0.6)
		(18.0)

Electric Transmission Investment
Increase in earnings from investment		1.2

Integrys Energy Services
Net increase in realized retail margins	$4.9
Miscellaneous tax rate differences	2.8
Decrease in depreciation expense	2.5
Other	1.5
		11.7

Holding Company and Other
Decrease in interest expense, mainly due to lower interest rates and lower long-term debt balances	$5.7
Other	(0.7)
		5.0

ADJUSTED EARNINGS FOR NINE MONTHS ENDED SEPTEMBER 30, 2011		$187.5

Integrys Energy Group, Inc.

Diluted Earnings Per Share Guidance Information

2011 Diluted EPS Guidance	Potential 2011
	Low Scenario	High Scenario

Regulated natural gas utility segment	$1.22	$1.27

Regulated electric utility segment	1.23	1.27

Electric transmission investment segment	0.60	0.60

Integrys Energy Services
Core	0.43	0.46
Other	0.01	0.01

Holding company and other segment	(0.22)	(0.20)

Diluted EPS	$3.27	$3.41
Average Shares of Common Stock – Diluted (in millions)	78.9	78.9

Information on Special Items:
Diluted earnings per share guidance is adjusted for special items and their financial impact on the diluted earnings per share guidance for 2011.

Diluted EPS	$3.27	$3.41

Special Items (net of taxes)
Net noncash gains related to derivative and inventory accounting activities at Integrys Energy Services	(0.04)	(0.04)
Tax expense resulting from Michigan law change	0.05	0.05
Tax expense resulting from health care reform legislation	0.02	0.02
Restructuring expense	0.02	0.02
Discontinued Operations	0.01	0.01
Diluted EPS – adjusted	$3.33	$3.47
Average Shares of Common Stock – Diluted (in millions)	78.9	78.9

Key Assumptions for 2011:
▪	Operational improvements
▪	Availability of generation units
▪	Normal weather conditions for the rest of 2011

Integrys Energy Group, Inc.
Supplemental Quarterly Financial Highlights
(millions, except per share amounts)

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended	1st Qtr	2nd Qtr	3rd Qtr	Year-to-Date
Regulated Electric Utility Segment
Revenues	$334.9	$320.9	$374.5	$308.6	$1,338.9	$322.6	$315.4	$367.5	$1,005.5
year-over-year change	1.6%	2.1%	9.4%	-2.1%	2.9%	-3.7%	-1.7%	-1.9%	-2.4%
Fuel and purchased power costs	140.4	136.6	154.4	132.5	563.9	137.8	133.6	157.5	428.9
Margins	$194.5	$184.3	$220.1	$176.1	$775.0	$184.8	$181.8	$210.0	$576.6
year-over-year change	6.7%	5.9%	12.8%	6.3%	8.1%	-5.0%	-1.4%	-4.6%	-3.7%
margins/revenues	58.1%	57.4%	58.8%	57.1%	57.9%	57.3%	57.6%	57.1%	57.3%

Operating and maintenance expense	102.5	97.9	105.2	111.6	417.2	101.0	106.5	102.7	310.2
Restructuring expense	-	(0.1)	(0.2)	-	(0.3)	0.2	-	-	0.2
Depreciation and amortization expense	24.4	24.6	22.8	22.9	94.7	22.1	22.0	22.0	66.1
Taxes other than income taxes	12.2	10.8	11.3	11.3	45.6	12.3	12.0	11.9	36.2
Operating income	55.4	51.1	81.0	30.3	217.8	49.2	41.3	73.4	163.9
year-over-year change	7.4%	13.8%	17.4%	114.9%	21.3%	-11.2%	-19.2%	-9.4%	-12.6%

Net income attributed to common shareholders	$26.1	$26.2	$45.5	$12.0	$109.8	$25.1	$18.2	$39.5	$82.8

Sales in kilowatt-hours	4,042.7	4,059.2	4,495.3	3,990.5	16,587.7	3,940.7	3,922.4	4,424.1	12,287.2
year-over-year change	1.3%	5.2%	4.8%	-4.6%	1.7%	-2.5%	-3.4%	-1.6%	-2.5%
Residential	792.8	684.1	882.0	755.4	3,114.3	814.3	685.2	882.4	2,381.9
Commercial and industrial	2,027.0	2,119.0	2,212.7	2,080.9	8,439.6	2,053.2	2,093.4	2,275.9	6,422.5
Wholesale	1,211.7	1,248.1	1,392.1	1,142.8	4,994.7	1,062.2	1,136.0	1,257.4	3,455.6
Other	11.2	8.0	8.5	11.4	39.1	11.0	7.8	8.4	27.2

Regulated Natural Gas Utility Segment
Revenues	$926.7	$296.9	$234.3	$599.3	$2,057.2	$853.4	$364.0	$239.3	$1,456.7
year-over-year change	-15.5%	-3.9%	10.7%	-3.4%	-8.1%	-7.9%	22.6%	2.1%	-0.1%
Purchased natural gas costs	607.4	121.0	89.2	334.4	1,152.0	531.1	180.6	99.6	811.3
Margins	$319.3	$175.9	$145.1	$264.9	$905.2	$322.3	$183.4	$139.7	$645.4
year-over-year change	-0.4%	5.7%	13.8%	9.9%	5.8%	0.9%	4.3%	-3.7%	0.8%
margins/revenues	34.5%	59.2%	61.9%	44.2%	44.0%	37.8%	50.4%	58.4%	44.3%

Operating and maintenance expense	140.5	125.7	130.9	145.0	542.1	139.8	130.8	121.1	391.7
Restructuring expense	-	(0.1)	-	(0.1)	(0.2)	-	-	-	-
Depreciation and amortization expense	30.7	32.6	34.9	32.7	130.9	31.2	31.3	31.7	94.2
Taxes other than income taxes	9.0	8.0	8.3	9.1	34.4	9.4	8.2	8.7	26.3
Operating income (loss)	139.1	9.7	(29.0)	78.2	198.0	141.9	13.1	(21.8)	133.2
year-over-year change	N/M (1)	70.2%	45.0%	39.1%	N/M (1)	2.0%	35.1%	-24.8%	11.2%

Net income (loss) attributed to common shareholders	$69.7	$(1.7)	$(24.4)	$40.4	$84.0	$77.2	$1.2	$(20.0)	$58.4

Total throughput in therms	1,581.8	531.1	451.5	1,169.6	3,734.0	1,693.5	678.6	454.5	2,826.6
year-over-year change	-6.0%	-9.3%	17.0%	1.5%	-1.9%	7.1%	27.8%	0.7%	10.2%
Retail throughput in therms
Residential	736.5	162.9	92.6	504.4	1,496.4	782.4	228.6	95.6	1,106.6
Commercial and industrial	224.5	48.7	35.9	146.4	455.5	238.4	67.0	37.1	342.5
Other	19.4	7.6	10.2	16.5	53.7	21.5	12.2	12.0	45.7
Total retail throughput in therms	980.4	219.2	138.7	667.3	2,005.6	1,042.3	307.8	144.7	1,494.8

Transport throughput in therms
Residential	104.8	29.5	16.3	73.8	224.4	114.5	39.5	16.6	170.6
Commercial and industrial	496.6	282.4	296.5	428.5	1,504.0	536.7	331.3	293.2	1,161.2
Total transport throughput in therms	601.4	311.9	312.8	502.3	1,728.4	651.2	370.8	309.8	1,331.8

Electric Transmission Investment Segment
American Transmission Company (ATC)
Equity contributions to ATC	$5.1	$-	$-	$1.7	$6.8	$3.4	$2.5	$2.6	$8.5
After-tax equity earnings recognized from ATC investment	11.6	11.5	11.5	11.6	46.2	11.4	12.0	12.2	35.6

Notes:
(1) Not meaningful

Integrys Energy Group, Inc.
Supplemental Quarterly Financial Highlights
(millions, except Integrys Energy Services' natural gas sales volumes)

	2010					2011
	1st Qtr (2)	2nd Qtr (2)	3rd Qtr (2)	4th Qtr	Year Ended	1st Qtr	2nd Qtr	3rd Qtr	Year-To-Date
Nonregulated Segment - Integrys Energy Services
Nonregulated revenues	$644.6	$401.2	$396.3	$381.6	$1,823.7	$455.5	$336.3	$337.4	1,129.2
year-over-year change	-63.9%	-50.6%	-47.2%	-40.9%	-54.3%	-29.3%	-16.2%	-14.9%	-21.7%
Nonregulated cost of fuel, natural gas, and purchased power	638.2	314.3	336.7	325.1	1,614.3	402.5	289.7	291.1	983.3
Margins	$6.4	$86.9	$59.6	$56.5	$209.4	$53.0	$46.6	$46.3	$145.9
year-over-year change	-60.7%	-16.8%	-34.4%	-34.5%	-29.7%	728.1%	-46.4%	-22.3%	-4.6%

Margin Detail:
- Electric and other margin	(16.7)	75.7	32.8	55.9	147.7	37.3	37.9	44.4	119.6
- Natural gas margin	23.1	11.2	26.8	0.6	61.7	15.7	8.7	1.9	26.3
Margins	6.4	86.9	59.6	56.5	209.4	53.0	46.6	46.3	145.9
Retail Electric Realized Unit Margins	$5.52	$7.49	$6.14	$8.49	$6.87	$6.88	$8.01	$7.79	$7.57
Retail Natural Gas Realized Unit Margins	$0.58	$0.16	$0.15	$0.37	$0.38	$0.48	$0.29	$0.23	$0.38

Operating and maintenance expense	30.8	28.0	26.5	32.3	117.6	31.1	29.4	24.2	84.7
Restructuring expense	2.5	6.7	(0.1)	(0.8)	8.3	1.0	0.8	-	1.8
Other impairment losses	-	-	43.2	-	43.2	-	-	-	-
Net (gain) loss on Integrys Energy Services dispositions related to strategy change	39.8	(25.0)	(0.2)	(0.5)	14.1	(0.1)	(0.1)	-	(0.2)
Depreciation and amortization expense	4.6	4.4	4.8	3.4	17.2	3.3	3.2	3.1	9.6
Taxes other than income taxes	3.2	0.6	1.3	(0.1)	5.0	1.8	2.1	1.1	5.0
Operating income (loss)	(74.5)	72.2	(15.9)	22.2	4.0	15.9	11.2	17.9	45.0
year-over-year change	80.0%	226.7%	N/M (1)	N/M (1)	-84.7%	N/M (1)	-84.5%	N/M (1)	N/M (1)

Discontinued operations, net of tax	0.1	-	-	0.1	0.2	0.1	-	-	0.1

Net income (loss) attributed to common shareholders	$(48.3)	$45.8	$(7.5)	$13.3	$3.3	$10.8	$6.0	$10.9	27.7

Physical Volumes (includes only transactions settled physically)
- Retail electric sales volumes in kilowatt-hours (3)	3,153.3	3,189.8	3,373.5	2,931.3	12,647.9	2,952.5	2,997.0	3,504.6	9,454.1
- Wholesale electric sales volumes in kilowatt-hours (4)	477.1	344.2	298.4	200.2	1,319.9	72.6	57.8	107.8	238.2
- Retail natural gas sales volumes in billion cubic feet (3)	50.4	23.8	21.6	37.5	133.3	48.5	23.9	18.3	90.7
- Wholesale natural gas sales volumes in billion cubic feet	21.9	3.8	1.5	0.3	27.5	-	-	-	-

Nonregulated Segment - Holding Company and Other
Net loss attributed to common shareholders	$(9.4)	$(2.7)	$(4.7)	$(5.6)	$(22.4)	$(1.8)	$(8.3)	$(5.7)	(15.8)

Notes:
(1) Not meaningful
(2) Certain amounts have been retrospectively adjusted due to a change in accounting policy related to investment tax credits in the fourth quarter of 2010. The change in accounting policy only impacted Integrys Energy Services.

(3) The 2010 amounts include physically settled volumes in markets that Integrys Energy Services is no longer pursuing.
(4) The 2011 amounts primarily relate to electric generation assets.

Integrys Energy Group, Inc.
Supplemental Quarterly Financial Highlights
(millions, except heating and cooling degree days information and Integrys Energy Services' sales volumes)

	2010					2011
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year Ended	1st Qtr	2nd Qtr	3rd Qtr	Year-To-Date
Other information:
Heating and Cooling Degree Days - WPS
Heating Degree Days - Actual	3,444	744	227	2,665	7,080	3,892	1,084	246	5,222
period-over-period change	-13.3%	-30.1%	0.9%	-1.3%	-11.1%	13.0%	45.7%	8.4%	18.3%
compared with normal	-5.7%	-24.9%	2.3%	0.5%	-5.8%	6.3%	10.8%	10.8%	7.4%
Heating Degree Days - Normal	3,653	991	222	2,653	7,519	3,660	978	222	4,860

Cooling Degree Days - Actual	-	138	478	-	616	-	102	494	596
period-over-period change	N/M (1)	24.3%	193.3%	-	124.8%	N/M (1)	-26.1%	3.3%	-3.2%
compared with normal	N/M (1)	0.7%	45.3%	-100.0%	30.8%	N/M (1)	-26.1%	46.6%	25.5%
Cooling Degree Days - Normal	-	137	329	5	471	-	138	337	475

Heating and Cooling Degree Days - UPPCO
Heating Degree Days - Actual	3,592	1,110	430	2,870	8,002	4,108	1,487	346	5,941
period-over-period change	-15.5%	-28.0%	-6.1%	-6.5%	-14.1%	14.4%	34.0%	-19.5%	15.8%
compared with normal	-9.6%	-21.1%	4.4%	-1.4%	-8.0%	3.3%	6.8%	-16.6%	2.7%
Heating Degree Days - Normal	3,974	1,406	412	2,910	8,702	3,977	1,392	415	5,784

Cooling Degree Days - Actual	-	57	244	-	301	-	31	270	301
period-over-period change	N/M (1)	46.2%	306.7%	-	204.0%	N/M (1)	-45.6%	10.7%	0.0%
compared with normal	N/M (1)	16.3%	56.4%	-100.0%	46.1%	N/M (1)	-40.4%	66.7%	40.7%
Cooling Degree Days - Normal	-	49	156	1	206	-	52	162	214

Heating Degree Days - MGU

Heating Degree Days - Actual	3,039	513	120	2,238	5,910	3,316	791	161	4,268
period-over-period change	-7.4%	-34.6%	-17.2%	0.2%	-8.3%	9.1%	54.2%	34.2%	16.2%
compared with normal	-3.9%	-35.8%	-15.5%	-0.4%	-6.9%	5.2%	0.0%	12.6%	4.5%
Heating Degree Days - Normal	3,162	799	142	2,246	6,349	3,151	791	143	4,085

Heating Degree Days - MERC

Heating Degree Days - Actual (northern service territory)	4,185	1,047	455	3,302	8,989	4,660	1,308	394	6,362
period-over-period change	-12.3%	-28.7%	14.6%	-2.8%	-10.4%	11.4%	24.9%	-13.4%	11.9%
compared with normal	-5.5%	-17.8%	8.3%	-2.7%	-5.5%	5.1%	3.6%	-7.7%	3.9%
Heating Degree Days - Normal (northern service territory)	4,427	1,273	420	3,393	9,513	4,433	1,262	427	6,122

Heating Degree Days - Actual (southern service territory)	3,681	586	183	2,739	7,189	3,920	869	204	4,993
period-over-period change	-9.0%	-33.2%	30.7%	-8.0%	-10.6%	6.5%	48.3%	11.5%	12.2%
compared with normal	0.4%	-31.8%	-12.0%	-0.6%	-4.0%	6.1%	3.5%	-1.0%	5.3%
Heating Degree Days - Normal (southern service territory)	3,666	859	208	2,755	7,488	3,694	840	206	4,740

Heating Degree Days - PGL and NSG

Heating Degree Days - Actual	3,124	527	71	2,288	6,010	3,340	853	153	4,346
period-over-period change	-5.8%	-31.2%	-13.4%	1.1%	-6.5%	6.9%	61.9%	115.5%	16.8%
compared with normal	2.3%	-27.5%	-11.3%	5.4%	-0.3%	7.8%	21.3%	82.1%	11.8%
Heating Degree Days - Normal	3,053	727	80	2,170	6,030	3,099	703	84	3,886

Capital Expenditures
egulated utility expenditures	46.7	48.6	56.8	68.7	220.8	47.3	58.0	80.4	185.7
Integrys Energy Services	7.6	2.4	4.6	0.6	15.2	1.2	3.3	7.0	11.5
Other	8.9	8.6	2.9	2.4	22.8	2.7	2.0	2.5	7.2
Total Capital Expenditures	$63.2	$59.6	$64.3	$71.7	$258.8	$51.2	$63.3	$89.9	$204.4

Nonregulated Segment - Integrys Energy Services	Forward Contracted Volumes at 9/30/10			Forward Contracted Volumes at 9/30/11
	10/01/10 - 09/30/11	10/01/11 - 09/30/12	Post 09/30/12	10/01/11 - 09/30/12	10/01/12 - 09/30/13	Post 09/30/13
Retail natural gas sales volumes - billion cubic feet	72.2	18.0	5.3	75.1	16.0	5.5

Retail electric sales volumes - million kilowatt-hours	9,260	4,391	2,217	8,714	4,028	1,696

These tables represent physical sales contracts for natural gas and electric power for delivery or settlement in future periods related to retail natural gas and retail electric businesses that Integrys Energy Services plans on retaining in conjunction with its revised strategy.

Nonregulated Segment - Integrys Energy Services	Wholesale Counterparty Credit Exposure at 9/30/10				Wholesale Counterparty Credit Exposure at 9/30/11
	Exposure				Exposure
Counterparty Rating	Total	< 1 Year	1 - 3 Years	> 3 Years	Total	< 1 Year	1 - 3 Years	> 3 Years
Investment grade - regulated utilities	$24.1	$16.3	$7.8	$-	$8.8	$6.4	$2.4	$-
Investment grade - other	18.9	12.3	6.5	0.1	13.4	12.4	1.0	-

Non-investment grade - regulated utilities	-	-	-	-	-	-	-	-
Non-investment grade - other	8.8	6.6	2.2	-	3.3	3.0	0.4	(0.1)

Non-rated - regulated utilities	4.8	3.8	1.0	-	1.4	1.3	0.1	-
Non-rated - other	2.1	2.1	-	-	0.4	0.4	-	-
Total Exposure	$58.7	$41.1	$17.5	$0.1	$27.3	$23.5	$3.9	$(0.1)

The investment and non-investment grade categories are determined by publicly available credit ratings of the counterparty or the rating of any guarantor, whichever is higher.  Investment grade counterparties are those with a senior unsecured Moody's rating of Baa3 or above or a Standard & Poor's rating of BBB- or above.  Exposure before collateral considers netting of accounts receivable and accounts payable where netting agreements are in place as well as net mark to market exposure.  Credit collateral includes cash and letters of credit from the counterparties.  Net exposure does not include those counterparties to which Integrys Energy Services Inc. has exposure.

Notes:
(1) Not meaningful